                                                                    Exhibit 10.1

                          SECURITIES PURCHASE AGREEMENT

     THIS SECURITIES PURCHASE AGREEMENT (this "AGREEMENT"), dated as of December
9,  2005,  by  and  among  CEPTOR  CORPORATION,   a  Delaware  corporation  (the
"COMPANY"), and the Buyers listed on Schedule I attached hereto (individually, a
"BUYER" or collectively "BUYERS").

                                   WITNESSETH

     WHEREAS,  the Company and the Buyer(s) are  executing and  delivering  this
Agreement in reliance upon an exemption from securities registration pursuant to
Section 4(2) and/or Rule 506 of Regulation D ("REGULATION  D") as promulgated by the U.S. Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "SECURITIES ACT");

     WHEREAS,  the  parties  desire  that,  upon the  terms and  subject  to the conditions  contained herein,  the Company shall issue and sell to the Buyer(s), as  provided  herein,  and the  Buyer(s)  shall  purchase  Two  Million  Dollars
($2,000,000) of secured convertible  debentures (the "CONVERTIBLE  DEBENTURES"), which shall be convertible  into shares of the Company's common stock, par value
$0.0001 (the "COMMON STOCK") (as converted,  the  "CONVERSION  SHARES") of which
One Million  Dollars  ($1,000,000)  shall be funded on or before the fifth (5th)
business day  following  the date hereof (the "FIRST  CLOSING")  and One Million
Dollars ($1,000,000) shall be funded two (2) business days prior to the date the registration statement (the "REGISTRATION  STATEMENT") is filed, pursuant to the
Investor  Registration  Rights Agreement dated the date hereof,  with the United
States  Securities and Exchange  Commission  (the "SEC") (the "SECOND  CLOSING")
(individually  referred  to as a  "CLOSING"  collectively  referred  to  as  the
"CLOSINGS"),  for a total  purchase price of Two Million  Dollars  ($2,000,000),
(the "PURCHASE  PRICE") as set forth  opposite on Schedule I (the  "SUBSCRIPTION
AMOUNT"); and

     WHEREAS,   contemporaneously  with  the  execution  and  delivery  of  this
Agreement,  the  parties  hereto are  executing  and  delivering  an  investor's registration  rights agreement (the "INVESTOR  REGISTRATION  RIGHTS  Agreement")
pursuant to which the Company has agreed to provide certain  registration rights under the Securities Act and the rules and regulations  promulgated there under, and applicable state securities laws; and

     WHEREAS,  the aggregate proceeds of the sale of the Convertible  Debentures contemplated  hereby shall be held in escrow  pursuant to the terms of an escrow agreement (the "ESCROW  AGREEMENT")  between the Company,  the Buyers, and David
Gonzalez, Esq. (the "ESCROW AGENT").

     WHEREAS,   contemporaneously  with  the  execution  and  delivery  of  this
Agreement,  the parties hereto are executing and delivering a security agreement
(the "SECURITY  AGREEMENT")  pursuant to which the Company has agreed to provide the Buyer a security interest in Pledged  Collateral (as this term is defined in
the  Security  Agreement)  to  secure  the  Company's   obligations  under  this
Agreement, the Transaction Documents, or any other obligations of the Company to the Buyer;

     WHEREAS,   contemporaneously  with  the  execution  and  delivery  of  this
Agreement,  the parties hereto are executing and delivering irrevocable transfer agent instructions (the "IRREVOCABLE TRANSFER AGENT INSTRUCTIONS"); and

     NOW,  THEREFORE,  in  consideration  of  the  mutual  covenants  and  other agreements contained in this Agreement the Company and the Buyer(s) hereby agree as follows:

     1.   PURCHASE AND SALE OF CONVERTIBLE DEBENTURES.

               (a)   PURCHASE  OF   CONVERTIBLE   DEBENTURES.   Subject  to  the
satisfaction  (or waiver) of the terms and  conditions of this  Agreement,  each
Buyer  agrees,  severally  and not jointly,  to purchase at each Closing and the
Company  agrees to sell and issue to each Buyer,  severally and not jointly,  at
each  Closing,   Convertible   Debentures  in  amounts  corresponding  with  the
Subscription  Amount set forth  opposite each Buyer's name on Schedule I hereto.
Upon execution hereof by a Buyer, the Buyer shall wire transfer the Subscription
Amount set forth  opposite  his name on Schedule I in same-day  funds or a check payable to "David Gonzalez, Esq., as Escrow Agent for CepTor Corporation/Cornell
Capital  Partners,  LP",  which  Subscription  Amount  shall  be held in  escrow pursuant  to the terms of the Escrow  Agreement  (as  hereinafter  defined)  and disbursed in accordance therewith.

               (b) CLOSING  DATE.  The First Closing of the purchase and sale of the Convertible  Debentures shall take place at 10:00 a.m. Eastern Standard Time on  the  fifth  (5th)  business  day  following  the  date  hereof,  subject  to notification  of  satisfaction  of the conditions to the First Closing set forth herein and in Sections 6 and 7 below (or such later date as is  mutually  agreed to by the Company and the Buyer(s))  (the "FIRST  CLOSING  DATE") and the Second
Closing of the purchase and sale of the Convertible  Debentures shall take place at 10:00 a.m.  Eastern Standard Time two (2) Business Days prior to the date the
Registration  Statement  is filed  with  the SEC,  subject  to  notification  of satisfaction  of the  conditions  to the Second  Closing set forth herein and in
Sections  6 and 7 below  (or such  later  date as is  mutually  agreed to by the
Company and the Buyer(s)) (the "SECOND CLOSING DATE") (collectively  referred to a the "CLOSING DATES").  The Closing shall occur on the respective Closing Dates at the offices of  Yorkville  Advisors,  LLC,  3700 Hudson  Street,  Suite 3700,
Jersey City,  New Jersey 07302 (or such other place as is mutually  agreed to by the Company and the Buyer(s)).

               (c) ESCROW ARRANGEMENTS;  FORM OF PAYMENT.  Upon execution hereof by Buyer(s) and pending the Closings,  the aggregate proceeds of the sale of the
Convertible  Debentures  to Buyer(s)  pursuant  hereto  shall be  deposited in a non-interest bearing escrow account with the Escrow Agent, pursuant to the terms the Escrow Agreement. Subject to the satisfaction of the terms and conditions of this Agreement,  on the Closing Dates, (i) the Escrow Agent shall deliver to the
Company in  accordance  with the terms of the Escrow  Agreement  such  aggregate proceeds for the Convertible  Debentures to be issued and sold to such Buyer(s), minus the fees to be paid  directly  from the proceeds the Closings as set forth herein, and (ii) the Company shall deliver to each Buyer, Convertible Debentures which such  Buyer(s) is purchasing  in amounts  indicated  opposite such Buyer's name on Schedule I, duly executed on behalf of the Company.

     2.   BUYER'S REPRESENTATIONS AND WARRANTIES.

     Each Buyer represents and warrants, severally and not jointly, that:

               (a) INVESTMENT  PURPOSE.  Each Buyer is acquiring the Convertible
Debentures  and,  upon  conversion  of  Convertible  Debentures,  the Buyer will acquire the Conversion Shares then issuable,  for its own account for investment only and not with a view towards,  or for resale in connection  with, the public sale or distribution  thereof,  except pursuant to sales  registered or exempted under the Securities Act; provided,  however, that by making the representations herein, such Buyer reserves the right to dispose of the Conversion Shares at any time in  accordance  with or pursuant  to an  effective  registration  statement covering such Conversion  Shares or an available  exemption under the Securities
Act.

               (b)  ACCREDITED  INVESTOR  STATUS.  Each Buyer is an  "ACCREDITED
INVESTOR" as that term is defined in Rule 501(a)(3) of Regulation D.

               (c)  RELIANCE  ON  EXEMPTIONS.  Each Buyer  understands  that the
Convertible  Debentures are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities  laws and that the  Company  is  relying  in part  upon the truth and accuracy of, and such Buyer's compliance with, the representations,  warranties, agreements, acknowledgments and understandings of such Buyer set forth herein in order to determine the  availability  of such  exemptions and the eligibility of such Buyer to acquire such securities.

               (d)  INFORMATION.  Each Buyer and its  advisors  (and his or, its counsel),  if any,  have  been  furnished  with all  materials  relating  to the business,  finances  and  operations  of the Company and  information  he deemed material to making an informed investment decision regarding his purchase of the
Convertible  Debentures and the Conversion Shares,  which have been requested by such  Buyer.  Each  Buyer  and its  advisors,  if any,  have been  afforded  the opportunity  to ask  questions of the Company and its  management.  Neither such inquiries nor any other due diligence  investigations conducted by such Buyer or its advisors,  if any, or its representatives shall modify, amend or affect such
Buyer's right to rely on the Company's  representations and warranties contained in  Section  3  below.  Each  Buyer  understands  that  its  investment  in  the
Convertible Debentures and the Conversion Shares involves a high degree of risk.
Each Buyer is in a position regarding the Company, which, based upon employment, family relationship or economic bargaining power, enabled and enables such Buyer to obtain information from the Company in order to evaluate the merits and risks of this investment. Each Buyer has sought such accounting, legal and tax advice, as it has  considered  necessary to make an informed  investment  decision  with respect to its  acquisition  of the  Convertible  Debentures  and the Conversion
Shares.

               (e) NO GOVERNMENTAL REVIEW. Each Buyer understands that no United
States federal or state agency or any other  government or  governmental  agency has  passed on or made any  recommendation  or  endorsement  of the  Convertible
Debentures  or the  Conversion  Shares,  or the fairness or  suitability  of the investment in the Convertible Debentures or the Conversion Shares, nor have such authorities  passed  upon  or  endorsed  the  merits  of  the  offering  of  the
Convertible Debentures or the Conversion Shares.

               (f)  TRANSFER OR RESALE.  Each Buyer  understands  that except as provided in the Investor  Registration  Rights  Agreement:  (i) the  Convertible
Debentures have not been and are not being  registered  under the Securities Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred  unless (A) subsequently  registered  thereunder,  or (B) such Buyer shall have  delivered to the Company  anopinion of counsel,  in a form generally acceptable  to the Company , provided  however  such  opinion  shall be in form,
substance   and  scope   customary   for  opinions  of  counsel  in   comparable
transactions,  to the  effect  that  such  securities  to be sold,  assigned  or transferred may be sold,  assigned or transferred  pursuant to an exemption from such  registration  requirements;  (ii)  any  sale  of such  securities  made in reliance  on Rule 144 under the  Securities  Act (or a successor  rule  thereto)
("RULE  144")  may be made  only in  accordance  with the  terms of Rule 144 and further,  if Rule 144 is not  applicable,  any resale of such  securities  under circumstances  in which the seller (or the person through whom the sale is made)
may be deemed to be an  underwriter  (as that term is defined in the  Securities
Act) may require  compliance  with some other exemption under the Securities Act or the rules and  regulations  of the SEC  thereunder;  and  (iii)  neither  the
Company nor any other person is under any obligation to register such securities under the  Securities  Act or any state  securities  laws or to comply  with the terms and conditions of any exemption thereunder. The Company reserves the right to place stop transfer  instructions against the shares and certificates for the
Conversion Shares.

               (g) LEGENDS.  Each Buyer  understands  that the  certificates  or other instruments  representing the Convertible Debentures and or the Conversion
Shares shall bear a restrictive  legend in substantially the following form (and
a  stop  transfer   order  may  be  placed   against   transfer  of  such  stock
certificates):

          THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN
          REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED,  OR
          APPLICABLE  STATE  SECURITIES LAWS. THE SECURITIES HAVE BEEN
          ACQUIRED SOLELY FOR INVESTMENT  PURPOSES AND NOT WITH A VIEW
          TOWARD  RESALE  AND  MAY  NOT BE  OFFERED  FOR  SALE,  SOLD,
          TRANSFERRED  OR  ASSIGNED  IN THE  ABSENCE  OF AN  EFFECTIVE
          REGISTRATION   STATEMENT  FOR  THE   SECURITIES   UNDER  THE
          SECURITIES  ACT OF 1933,  AS AMENDED,  OR  APPLICABLE  STATE
          SECURITIES  LAWS,  OR  AN  OPINION  OF  COUNSEL,  IN A  FORM
          GENERALLY  ACCEPTABLE TO THE COMPANY,  THAT  REGISTRATION IS
          NOT REQUIRED UNDER SAID ACT OR APPLICABLE  STATE  SECURITIES
          LAWS.

The  legend set forth  above  shall be removed  and the  Company  within two (2)
business days shall issue a certificate without such legend to the holder of the
Conversion  Shares upon which it is stamped,  if, unless  otherwise  required by state securities laws, (i) in connection with a sale  transaction,  provided the
Conversion  Shares are registered under the Securities Act or (ii) in connection with a sale transaction,  after such holder provides the Company with an opinion of counsel,  which opinion shall be in form,  substance and scope  customary for opinions  of counsel in  comparable  transactions,  to the effect  that a public sale,  assignment  or  transfer  of the  Conversion  Shares may be made  without registration under the Securities Act.

               (h) AUTHORIZATION,  ENFORCEMENT. This Agreement has been duly and validly  authorized,  executed  and  delivered  on behalf of such Buyer and is a valid and binding  agreement of such Buyer  enforceable  in accordance  with its terms,  except as such  enforceability  may be limited by general  principles of
equity  or  applicable  bankruptcy,  insolvency,   reorganization,   moratorium,
liquidation  and other  similar laws  relating to, or affecting  generally,  the enforcement of applicable creditors' rights and remedies.

               (i) RECEIPT OF  DOCUMENTS.  Each Buyer and his or its counsel has received and read in their entirety: (i) this Agreement and each representation, warranty and covenant set forth herein and the Transaction Documents (as defined herein);  (ii) all due diligence and other  information  necessary to verify the accuracy and  completeness  of such  representations,  warranties and covenants;
(iii) the  Company's  Form 10-KSB for the fiscal year ended  December  31, 2004;
(iv) the  Company's  Form 10-QSB for the fiscal  quarters  ended March 31, 2005,
June 30, 2005,  and  September  30, 2005 and (v) answers to all  questions  each
Buyer submitted to the Company regarding an investment in the Company;  and each
Buyer has relied on the information contained therein and has not been furnished any other documents, literature, memorandum or prospectus.

               (j) DUE FORMATION OF CORPORATE  AND OTHER BUYERS.  The Buyer is a
limited  partnership  that has been formed and  validly  exists and has not been organized for the specific purpose of purchasing the Convertible  Debentures and is not prohibited from doing so.

               (k) NO LEGAL  ADVICE FROM THE COMPANY.  Each Buyer  acknowledges, that it had the  opportunity  to  review  this  Agreement  and the  transactions contemplated  by this Agreement with his or its own legal counsel and investment and tax advisors.  Each Buyer is relying solely on such counsel and advisors and not  on  any  statements  or  representations  of  the  Company  or  any  of its representatives  or agents for legal,  tax or investment  advice with respect to this  investment,  the  transactions  contemplated  by  this  Agreement  or  the securities laws of any jurisdiction.

               (l) Neither the Buyer(s) nor any of its  affiliates  have an open short position in the Common Stock of the Company,  and the Buyer(s) agrees that it  shall  not,  and that it will  cause  its  affiliates  not to,  directly  or indirectly, engage in any short sales of or hedging transactions with respect to the Common Stock as long as any Convertible Debentures shall remain outstanding.

     3.   REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

     The Company  represents  and  warrants as of the date hereof to each of the
Buyers that,  except as set forth in the SEC Documents (as defined herein) or in the Disclosure Schedule attached hereto (the "DISCLOSURE SCHEDULE"):

               (a) ORGANIZATION AND QUALIFICATION. The Company is duly organized and validly  existing in good standing  under the laws of the State of Delaware, and has the requisite  corporate power to own its properties and to carry on its business  as now being  conducted.  The Company is duly  qualified  as a foreign corporation  to do business  and is in good  standing in every  jurisdiction  in which the  nature  of the  business  conducted  by it makes  such  qualification necessary,  except to the extent  that the failure to be so  qualified  or be in good standing would not have a material adverse effect on the Company.

               (b)   AUTHORIZATION,    ENFORCEMENT,    COMPLIANCE   WITH   OTHER
INSTRUMENTS.  (i) The Company has the requisite corporate power and authority to enter into and perform  this  Agreement,  the Security  Agreement,  the Investor
Registration  Rights Agreement,  the Irrevocable  Transfer Agent Agreement,  the
Escrow  Agreement,  and any related  agreements  (collectively  the "TRANSACTION
DOCUMENTS") and to issue the Convertible Debentures and the Conversion Shares in
accordance with the terms hereof and thereof, (ii) the execution and delivery of the  Transaction  Documents  by the  Company and the  consummation  by it of the transactions contemplated hereby and thereby, including, without limitation, the issuance of the Convertible Debentures the Conversion Shares and the reservation for issuance and the issuance of the Conversion  Shares issuable upon conversion or  exercise  thereof,  have  been duly  authorized  by the  Company's  Board of
Directors and no further  consent or  authorization  is required by the Company, its Board of Directors or its stockholders, (iii) the Transaction Documents have been duly executed and delivered by the Company,  (iv) the Transaction Documents constitute the valid and binding  obligations of the Company enforceable against the Company in accordance with their terms, except as such enforceability may be limited by general  principles of equity or applicable  bankruptcy,  insolvency,
reorganization,   moratorium,  liquidation  or  similar  laws  relating  to,  or affecting  generally,  the  enforcement of creditors'  rights and remedies.  The authorized  officer of the Company executing the Transaction  Documents knows of no reason why the Company  cannot file the  registration  statement  as required under the Investor Registration Rights Agreement or perform any of the Company's other obligations under such documents.

               (c)  CAPITALIZATION.  The authorized capital stock of the Company consists  of  100,000,000  shares  of  Common  Stock  and  20,000,000  shares of
Preferred  Stock,  par value  $0.0001  ("PREFERRED  STOCK") of which  10,950,303 shares of Common  Stock and  252.15  shares of  Preferred  Stock are  issued and outstanding.  All of such  outstanding  shares have been validly  issued and are fully  paid and  nonassessable.  No  shares  of  Common  Stock  are  subject  to preemptive  rights or any  other  similar  rights  or any liens or  encumbrances suffered or  permitted  by the Company.  As of the date of this  Agreement,  and except as set forth on the Disclosure  Schedule attached hereto (i) there are no
outstanding  options,   warrants,  scrip,  rights  to  subscribe  to,  calls  or
commitments  of any  character  whatsoever  relating to, or securities or rights convertible  into,  any shares of  capital  stock of the  Company or  contracts, commitments,  understandings  or  arrangements  by which the  Company  is or may become bound to issue  additional  shares of capital stock of the Company or any of its subsidiaries or options,  warrants,  scrip, rights to subscribe to, calls or commitments of any character  whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company,  (ii) there are no outstanding  debt  securities and (iii) there are no agreements or  arrangements under  which the  Company  is  obligated  to  register  the sale of any of their securities under the Securities Act (except pursuant to the Registration  Rights
Agreement) and (iv) other than the registration  statements filed on October 17,
2005 File No. 333-129070, and August 25, 2005 File No. 333-122755,  there are no outstanding registration statements and there are no outstanding comment letters from the SEC or any other  regulatory  agency or (v)there are no  securities  or
instruments  containing   anti-dilution  or  similar  provisions  that  will  be
triggered by the  issuance of the  Convertible  Debentures  as described in this
Agreement. The Company has furnished to the Buyer true and correct copies of the
Company's Certificate of Incorporation,  as amended and as in effect on the date hereof (the "CERTIFICATE OF  INCORPORATION"),  and the Company's By-laws,  as in effect on the date  hereof  (the  "BY-LAWS"),  and the  terms of all  securities convertible  into or exercisable for Common Stock and the material rights of the holders  thereof in respect thereto other than stock options issued to employees and consultants.

               (d) ISSUANCE OF SECURITIES.  The Convertible  Debentures are duly authorized and, upon issuance in accordance with the terms hereof, shall be duly issued, fully paid and nonassessable, are free from all taxes, liens and charges with  respect  to  the  issue  thereof.  The  Conversion  Shares  issuable  upon conversion of the Convertible  Debentures have been duly authorized and reserved for issuance.  Upon  conversion or exercise in accordance  with the  Convertible
Debentures  the  Conversion   Shares  will  be  duly  issued,   fully  paid  and
nonassessable.

               (e) NO CONFLICTS. The execution,  delivery and performance of the
Transaction  Documents by the Company and the consummation by the Company of the transactions  contemplated  hereby  will not (i)  result in a  violation  of the
Certificate of Incorporation, any certificate of designations of any outstanding series of preferred stock of the Company or the By-laws or (ii) conflict with or constitute  a default  (or an event  which with  notice or lapse of time or both would  become a default)  under,  or give to others  any rights of  termination,
amendment,   acceleration  or  cancellation  of,  any  agreement,  indenture  or instrument to which the Company is a party, or to the Company's knowledge result in a  violation  of  any  law,  rule,  regulation,  order,  judgment  or  decree
(including  federal and state  securities laws and regulations and the rules and regulations  of The  National  Association  of  Securities  Dealers  Inc.'s  OTC
Bulletin Board on which the Common Stock is quoted) applicable to the Company or by which any  property  or asset of the  Company  is bound or  affected.  To its knowledge,  the Company is not in violation  of any term of or in default  under its Certificate of Incorporation or any material contract, agreement,  mortgage, indebtedness,  indenture,  instrument, judgment, decree or order or any statute, rule or regulation  applicable to the Company.  To its knowledge the business of the Company is not being  conducted,  and shall not be conducted in violation of any material law, ordinance, or regulation of any governmental entity. Except as specifically contemplated by this Agreement and as required under the Securities
Act and any  applicable  state  securities  laws, the Company is not required to
obtain  any  consent,   authorization  or  order  of,  or  make  any  filing  or
registration with, any court or governmental  agency in order for it to execute, deliver  or  perform  any of its  obligations  under  or  contemplated  by  this
Agreement or the  Registration  Rights  Agreement in  accordance  with the terms
hereof  or  thereof.   All  consents,   authorizations,   orders,   filings  and
registrations  which the Company is required to obtain pursuant to the preceding sentence  have been  obtained or effected  on or prior to the date  hereof.  The
Company is not aware of any facts or circumstance,  which might give rise to any of the foregoing.

               (f) SEC DOCUMENTS: FINANCIAL STATEMENTS. Since December 31, 2004,
the  Company  has filed all  reports,  schedules,  forms,  statements  and other documents required to be filed by it with the SEC under the Securities  Exchange

Act of 1934, as amended (the "EXCHANGE  ACT") (all of the foregoing  filed prior to the date hereof or amended  after the date hereof and all  exhibits  included
therein  and  financial   statements   and   schedules   thereto  and  documents
incorporated by reference  therein,  being  hereinafter  referred to as the "SEC
DOCUMENTS").  The Company has delivered to the Buyers or their  representatives, or made  available  through the SEC's website at  http://www.sec.gov.,  true and complete  copies  of the  SEC  Documents.  As of  their  respective  dates,  the financial  statements  of the  Company  disclosed  in  the  SEC  Documents  (the
"FINANCIAL  STATEMENTS")  complied  as to form  in all  material  respects  with applicable  accounting  requirements  and the published rules and regulations of the SEC with respect  thereto.  Such financial  statements have been prepared in accordance with generally accepted accounting principles,  consistently applied, during the periods  involved  (except (i) as may be otherwise  indicated in such
Financial  Statements  or the notes  thereto,  or (ii) in the case of  unaudited interim statements, to the extent they may exclude footnotes or may be condensed or  summary  statements)  and,  fairly  present  in all  material  respects  the financial position of the Company as of the dates thereof and the results of its operations  and cash flows for the periods then ended  (subject,  in the case of
unaudited   statements,   to  normal  year-end  audit  adjustments).   No  other
information  provided  by or on behalf of the  Company to the Buyer which is not included  in the  SEC  Documents,  including,  without  limitation,  information referred to in this Agreement,  contains any untrue statement of a material fact or omits to state any material  fact  necessary in order to make the  statements therein,  in the light of the  circumstances  under  which they were  made,  not misleading.

               (g)  10(B)-5.  The  SEC  Documents  do  not  include  any  untrue statements  of  material  fact,  nor do they  omit to state  any  material  fact required to be stated therein necessary to make the statements made, in light of the circumstances under which they were made, not misleading.

               (h) ABSENCE OF LITIGATION.  There is no action, suit, proceeding, inquiry  or  investigation  before or by any  court,  public  board,  government agency,  self-regulatory  organization  or body pending against or affecting the
Company or the Common Stock, wherein an unfavorable decision,  ruling or finding would (i) have a material adverse effect on the transactions contemplated hereby
(ii)  adversely  affect the validity or  enforceability  of, or the authority or ability  of the  Company to  materially  perform  its  obligations  under,  this
Agreement or any of the documents  contemplated herein, or (iii) have a material adverse effect on the business, operations,  properties,  financial condition or results of operations of the Company.

               (i) ACKNOWLEDGMENT  REGARDING BUYER'S PURCHASE OF THE CONVERTIBLE
DEBENTURES.  The Company  acknowledges  and agrees  that the  Buyer(s) is acting solely  in the  capacity  of an arm's  length  purchaser  with  respect  to this
Agreement  and  the  transactions   contemplated  hereby.  The  Company  further
acknowledges that the Buyer(s) is not acting as a financial advisor or fiduciary of the Company (or in any similar  capacity)  with respect to this Agreement and the transactions contemplated hereby and any advice given by the Buyer(s) or any of their respective  representatives or agents in connection with this Agreement and the transactions  contemplated  hereby is merely  incidental to such Buyer's purchase of the  Convertible  Debentures or the Conversion  Shares.  The Company
further  represents to the Buyer that the Company's  decision to enter into this
Agreement has been based solely on the independent evaluation by the Company and its representatives.

               (j) NO GENERAL SOLICITATION.  Neither the Company, nor any of its
affiliates,  nor any person  acting on its or their  behalf,  has engaged in any form of general  solicitation  or general  advertising  (within  the  meaning of
Regulation D under the Securities  Act) in connection  with the offer or sale of the Convertible Debentures or the Conversion Shares.

               (k) NO INTEGRATED  OFFERING.  Neither the Company, nor any of its
affiliates,  nor any  person  acting on its or their  behalf  has,  directly  or indirectly,  made any offers or sales of any security or solicited any offers to buy any security,  under  circumstances  that would require  registration of the
Convertible  Debentures or the  Conversion  Shares under the  Securities  Act or cause this offering of the Convertible Debentures or the Conversion Shares to be
integrated  with prior  offerings by the Company for purposes of the  Securities
Act.

               (l) EMPLOYEE RELATIONS.  The Company is not involved in any labor dispute nor, to the knowledge of the Company is any such dispute threatened. The
Company's  employees  are members of a union and the Company  believes  that its relations with its employees are good.

               (m) INTELLECTUAL  PROPERTY RIGHTS.  The Company owns or possesses adequate rights or licenses to use all trademarks,  trade names,  service marks, service mark registrations,  service names, patents, patent rights,  copyrights, inventions, licenses, approvals, governmental authorizations,  trade secrets and rights  necessary to conduct their its businesses as now conducted.  The Company does  not  have  any  knowledge  of  any  infringement  by  the  Company  or its
subsidiaries  of  trademark,   trade  name  rights,   patents,   patent  rights,
copyrights,  inventions,  licenses,  service names,  service marks, service mark registrations,  trade  secret or other  similar  rights of others,  and,  to the knowledge of the Company there is no claim,  action or proceeding  being made or brought against, or to the Company's  knowledge,  being threatened against,  the
Company regarding  trademark,  trade name,  patents,  patent rights,  invention, copyright,  license,  service names,  service marks, service mark registrations, trade secret or other  infringement;  and the Company is unaware of any facts or circumstances which might give rise to any of the foregoing.

               (n) ENVIRONMENTAL  LAWS. To the Company's  knowledge it is (i) in compliance with any and all applicable  foreign,  federal,  state and local laws and  regulations  relating to the  protection  of human  health and safety,  the
environment  or  hazardous  or  toxic   substances  or  wastes,   pollutants  or
contaminants  ("ENVIRONMENTAL LAWS"), (ii) has received all permits, licenses or other approvals required of them under applicable  Environmental Laws to conduct its business and (iii) are in compliance  with all material terms and conditions of any such permit, license or approval.

               (o) TITLE.  Any real property and facilities  held under lease by the Company is held under valid,  subsisting  and  enforceable  leases with such exceptions  as are not  material  and do not  interfere  with  the use  made and proposed to be made of such property and buildings by the Company.

               (p)  INSURANCE.  The Company is insured by insurers of recognized financial  responsibility  against  such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company is engaged.  The Company has not been refused any insurance coverage  sought or applied for and has no reason to believe that it will not be able to renew its existing  insurance coverage as and when such coverage expires or to obtain  similar  coverage  from  similar  insurers as may be  necessary to continue its business at a cost that would not materially  and adversely  affect the condition,  financial or otherwise, or the earnings,  business or operations of the Company.

               (q)  REGULATORY  PERMITS.  The  Company  possesses  all  material certificates,  authorizations  and permits  issued by the  appropriate  federal, state or foreign regulatory  authorities necessary to conduct its business,  and has not  received  any  notice of  proceedings  relating  to the  revocation  or modification of any such certificate, authorization or permit.

               (r) INTERNAL ACCOUNTING CONTROLS.  The Company maintains a system of internal accounting controls sufficient to provide reasonable  assurance that
(i)  transactions  are  executed  in  accordance  with  management's  general or specific  authorizations,  (ii) transactions are recorded as necessary to permit preparation  of financial  statements  in  conformity  with  generally  accepted accounting  principles  and to  maintain  asset  accountability,  and  (iii) the recorded  amounts for assets is compared with the existing  assets at reasonable intervals and appropriate action is taken with respect to any differences.

               (s) NO MATERIAL ADVERSE BREACHES, ETC. The Company is not subject to any charter,  corporate or other legal restriction,  or any judgment, decree, order, rule or regulation which in the judgment of the Company's officers has or is expected  in the future to have a material  adverse  effect on the  business, properties,  operations, financial condition, results of operations or prospects of  the  Company  or  its  subsidiaries.  Neither  the  Company  nor  any of its subsidiaries  is in breach of any contract or  agreement  which  breach,  in the judgment  of the  Company's  officers,  has or is  expected  to have a  material adverse effect on the business,  properties,  operations,  financial  condition, results of operations of the Company.

               (t) TAX  STATUS.  The  Company has made and filed all federal and state income and all other tax returns, reports and declarations required by any jurisdiction  to which it is subject and (unless and only to the extent that the
Company  has set  aside on its  books  provisions  reasonably  adequate  for the payment  of all  unpaid  and  unreported  taxes)  has paid all  taxes  and other governmental  assessments  and charges  that are  material  in amount,  shown or determined to be due on such  returns,  reports and  declarations,  except those being  contested  in good  faith  and  has  set  aside  on its  books  provision reasonably  adequate for the payment of all taxes for periods  subsequent to the periods to which such returns,  reports or  declarations  apply and except where the  failure to do so would not have a  Material  Adverse  Effect.  There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction,  and the officers of the Company know of no basis for any such claim.

               (u) CERTAIN  TRANSACTIONS.  Except for arm's length  transactions pursuant to which the Company makes payments in the ordinary  course of business upon terms no less  favorable  than the Company  could obtain from third parties and other than the grant of stock options  disclosed in the SEC Documents,  none of the officers,  directors, or employees of the Company is presently a party to any transaction with the Company (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing

                                       10

for the  furnishing  of  services  to or by,  providing  for  rental  of real or personal  property to or from,  or otherwise  requiring  payments to or from any officer,  director or such  employee or, to the  knowledge  of the Company,  any corporation,  partnership, trust or other entity in which any officer, director, or any such  employee  has a  substantial  interest or is an officer,  director, trustee  or  partner  except  for  agreements  providing  for  grants  under the
Company's 2004 bonafide employee stock plan and for  indemnification  agreements with certain officers and directors of the Company.

               (v) FEES AND RIGHTS OF FIRST REFUSAL.  Except as set forth in the
Disclosure  Schedule,  the  Company  is not  obligated  to offer the  securities offered  hereunder on a right of first  refusal  basis or otherwise to any third parties  including,  but not limited to, current or former  shareholders  of the
Company, underwriters, brokers, agents or other third parties.

               (w) TRANSACTIONS  WITH  ANTI-DILUTION  PROVISIONS.  Except as set
forth in the  Disclosure  Schedule,  and with the  exception of any stock split,
stock  dividend,   recapitalization   by   combination,   or  or  other  similar
transaction,  of one or more classes of its outstanding  shares of Common Stock, the Company is not a party to any transaction  pursuant to which the Company has or is  obligated  to issue or sell  shares of  Common  Stock,  preferred  stock, warrants,  options,  rights,  contracts,  calls, or other security or instrument with anti-dilution protection provisions..

     4.   COVENANTS.

               (a) BEST EFFORTS. Each party shall use its best efforts to timely satisfy each of the  conditions  to be satisfied by it as provided in Sections 6 and 7 of this Agreement.

               (b) FORM D. The Company  agrees to file a Form D with  respect to the  Conversion  Shares as  required  under  Regulation  D and to provide a copy thereof to each Buyer  promptly  after such  filing.  The Company  shall,  on or before the  Closing  Date,  take such  action as the  Company  shall  reasonably determine is necessary to qualify the Conversion  Shares, or obtain an exemption for the Conversion Shares for sale to the Buyers at the Closing pursuant to this
Agreement  under  applicable  securities or "Blue Sky" laws of the states of the
United  States,  and shall  provide  evidence of any such action so taken to the
Buyers on or prior to the Closing Date.

               (c)  REPORTING  STATUS.  Until the  earlier of (i) the date as of which the Buyer(s) may sell all of the  Conversion  Shares  without  restriction pursuant to Rule  144(k)  promulgated  under the  Securities  Act (or  successor thereto),  or (ii) the date on which (A) the  Buyer(s)  shall  have sold all the
Conversion  Shares and (B) none of the  Convertible  Debentures are  outstanding
(the  "REGISTRATION  PERIOD"),  the  Company  shall file in a timely  manner all reports  required to be filed with the SEC  pursuant to the Exchange Act and the regulations  of the SEC  thereunder,  and the Company  shall not  terminate  its status as an issuer  required to file reports under the Exchange Act even if the
Exchange Act or the rules and regulations thereunder would otherwise permit such termination.

               (d) USE OF PROCEEDS.  The Company will use the proceeds  from the sale of the  Convertible  Debentures for general  corporate and working  capital purposes.

                                       11

               (e)  RESERVATION  OF SHARES.  The  Company  shall take all action reasonably  necessary  to at all times have  authorized,  and  reserved  for the purpose of issuance, such number of shares of Common Stock as shall be necessary to effect the issuance of the Conversion Shares. If at any time the Company does not have  available  such  shares of Common  Stock as shall from time to time be sufficient to effect the conversion of all of the Conversion Shares, the Company shall call and hold a special  meeting of the  shareholders  within  thirty (30)
days of such  occurrence,  for the  purpose of  increasing  the number of shares authorized. The Company's management shall recommend to the shareholders to vote in favor of  increasing  the  number  of  shares  of  Common  Stock  authorized.
Management  shall also vote all of its shares in favor of increasing  the number of authorized shares of Common Stock.

               (f) LISTINGS OR QUOTATION.  The Company shall promptly secure the listing or  quotation of the  Conversion  Shares upon each  national  securities exchange,  automated quotation system or The National  Association of Securities
Dealers Inc.'s  Over-The-Counter  Bulletin Board  ("OTCBB") or other market,  if any,  upon which  shares of Common  Stock are then listed or quoted  (subject to official notice of issuance) and shall use its best efforts to maintain, so long as any other  shares of Common  Stock  shall be so listed,  such  listing of all
Conversion  Shares from time to time issuable under the terms of this Agreement.
The Company shall maintain the Common Stock's authorization for quotation on the
OTCBB.

               (g) FEES AND EXPENSES.

                   (i)   Each of the  Company  and the  Buyer(s)  shall  pay all
costs and expenses  incurred by such party in connection  with the  negotiation, investigation, preparation, execution and delivery of the Transaction Documents.
The Company shall pay  Yorkville  Advisors LLC a fee equal to eight percent (8%)
of the Purchase Price.

                   (ii)  The Company  has paid a  structuring  fee to  Yorkville
Advisors LLC of Fifteen Thousand Dollars ($15,000).

                   (iii) The  Company has paid the Buyers a  non-refundable  due diligence fee of Five Thousand Dollars ($5,000).

                   (iv)  On the First  Closing  Date  hereof the  Company  shall issue to the Buyer(s) shares of the Company's Common Stock in an amount equal to
Two Hundred Fifty Thousand Dollars  ($250,000)  divided by the closing bid price of the Company's Common Stock on the day prior to the date hereof,  as quoted by
Bloomberg,   LP,  (the  "BUYER(S)  SHARES").  The  Buyer(s)  Shares  shall  have
"piggy-back" registration rights.

                   (v)   The  Company  shall  issue to the  Buyer a  warrant  to
purchase  one million  (1,000,000)  shares of the  Company's  Common  Stock (the
"WARRANT SHARES") for a period of three (3) years at an exercise price per share of one  hundred ten  percent  (110%) of the  Closing Bid Price of the  Company's
Common Stock on the day prior to the date hereof as quoted by Bloomberg, LP. The
Warrant Shares shall have "piggy-back" registration rights.

                                       12

               (h)  CORPORATE  EXISTENCE.  So  long  as any  of the  Convertible
Debentures  remain  outstanding,  the Company  shall not directly or  indirectly consummate  any  merger,  reorganization,  restructuring,  reverse  stock  split consolidation,  sale of all or substantially  all of the Company's assets or any
similar  transaction  or  related   transactions  (each  such  transaction,   an
"ORGANIZATIONAL  CHANGE") unless, prior to the consummation of an Organizational
Change, the Company obtains the written consent of each Buyer. In any such case, the Company will make appropriate provision with respect to such holders' rights and interests to insure that the provisions of this Section 4(h) will thereafter be applicable to the Convertible Debentures.

               (i)  TRANSACTIONS  WITH  AFFILIATES.  So long as any  Convertible
Debentures are outstanding,  the Company shall not, enter into, amend, modify or supplement, any agreement,  transaction,  commitment, or arrangement with any of its  officers,  directors,  person who were  officers or  directors  at any time during  the  previous  two (2) years,  stockholders  who  beneficially  own five percent (5%) or more of the Common Stock,  or Affiliates  (as defined  below) or with  any  individual  related  by  blood,  marriage,  or  adoption  to any such individual or with any entity in which any such entity or individual owns a five percent (5%) or more beneficial  interest (each a "RELATED  PARTY"),  except for
(a) customary employment  arrangements and benefit programs on reasonable terms,
(b)  any  investment  in  an  Affiliate  of  the  Company,  (c)  any  agreement, transaction, commitment, or arrangement on an arms-length basis on terms no less favorable than terms which would have been  obtainable  from a person other than such Related Party, (d) any agreement,  transaction,  commitment, or arrangement which is approved by a majority of the  disinterested  directors of the Company;
for purposes  hereof,  any director who is also an officer of the Company  shall not be a disinterested director with respect to any such agreement, transaction, commitment, or arrangement.  "AFFILIATE" for purposes hereof means, with respect to any person or entity,  another person or entity that, directly or indirectly,
(i) has a ten percent  (10%) or more  equity  interest in that person or entity,
(ii) has ten percent (10%) or more common  ownership with that person or entity,
(iii)  controls that person or entity,  or (iv) shares common  control with that person or entity.  "CONTROL"  or  "CONTROLS"  for  purposes  hereof means that a person or entity has the  power,  direct or  indirect,  to control or govern the policies of another person or entity.

               (j) TRANSFER AGENT. The Company covenants and agrees that, in the event that the Company's agency  relationship  with the transfer agent should be terminated  for any  reason  prior to a date  which is two (2)  years  after the
Closing Date,  the Company shall  immediately  appoint a new transfer  agent and shall  require that the new transfer  agent execute and agree to be bound by the terms of the Irrevocable Transfer Agent Instructions (as defined herein).

               (k) RESTRICTION ON ISSUANCE OF THE CAPITAL STOCK.

                   (i)   So long as any  principal  or interest  on  Convertible
Debenture  remains unpaid and  unconverted,  the Company shall not,  without the prior written consent of the Buyer,  (i) issue or sell shares of Common Stock or preferred stock at a discount equal to or greater than twenty five percent (25%)
of the closing bid price of the Common  Stock  determined  immediately  prior to such  issuance  or sale,  as quoted by  Bloomberg,  LP (ii)  issue any  warrant, option,  right,  contract,  call, or other  security or instrument  granting the holder  thereof  the right to acquire  Common  Stock at a  discount  equal to or greater  than twenty five  percent  (25%) of the closing bid price of the Common

                                       13

Stock  determined  immediately  prior to such  issuance  or sale,  as  quoted by
Bloomberg,  LP, (iii) enter into any security  instrument  granting the holder a security  interest  in any and all  assets  of the  Company,  or (iv)  file  any registration statement on Form S-8 registering more than one million (1,000,000)
shares pursuant to the Company's bonafide employee stock option plan.

                   (ii)  So long as any principal or interest on this  Debenture remains unpaid and unconverted, the Obligor shall not, without five (5) business days prior written  notice to the  Buyer(s),  (i) issue or sell shares of Common
Stock or Preferred  Stock at any discount less than twenty five percent (25%) of the Bid Price of the Common Stock determined  immediately prior to its issuance,
(ii) issue any warrant,  option,  right,  contract,  call, or other  security or instrument  granting the holder thereof the right to acquire Common Stock at any discount  less than  twenty  five  percent  (25%) of the Bid Price of the Common
Stock determined immediately prior to its issuance.

Notwithstanding  the  above the  Company  shall not be  required  to obtain  the consent of the Holder with respect to the Company's proposed  stockholder rights plan (the "RIGHTS  PLAN") but shall be required to provide the Buyer(s)  written notice ten (10) days prior to such issuance .

               (l)  RIGHTS  OF  FIRST  REFUSAL.   So  long  as  any  portion  of
Convertible  Debentures  are  outstanding,  if  the  Company  intends  to  raise additional  capital by the  issuance  or sale of capital  stock of the  Company, including  without  limitation shares of any class of common stock, any class of preferred  stock,  options,  warrants  or any other  securities  convertible  or exercisable  into shares of common  stock  (whether the offering is conducted by the Company, underwriter,  placement agent or any third party) the Company shall be obligated to offer to the Buyers ten percent (10%) of such total  issuance or sale of capital stock,  by providing in writing the principal  amount of capital it intends to raise and outline of the  material  terms of such  capital  raise, prior to the  offering  such  issuance  or sale of  capital  stock to any  third parties including,  but not limited to, current or former officers or directors, current or former  shareholders  and/or investors of the obligor,  underwriters, brokers, agents or other third parties,  provided however this ten percent (10%)
participation   right  shall  not  apply  to  the  Company's  current  financing transaction  with Fusion  Capital.  The Buyers shall have ten (10) business days from  receipt of such notice of the sale or issuance of capital  stock to accept or reject all or a portion of such capital raising offer.

     5.   TRANSFER AGENT INSTRUCTIONS.

The Company  shall issue the  Irrevocable  Transfer  Agent  Instructions  to its
transfer agent  irrevocably  appointing  David  Gonzalez,  Esq. as the Company's agent for purpose of having certificates  issued,  registered in the name of the
Buyer(s) or its respective  nominee(s),  for the Conversion Shares  representing such amounts of  Convertible  Debentures  as specified  from time to time by the
Buyer(s) to the Company  upon  conversion  of the  Convertible  Debentures,  for interest  owed  pursuant  to the  Convertible  Debenture,  and  for  any and all
Liquidated Damages (as this term is defined in the Investor  Registration Rights
Agreement). David Gonzalez, Esq. shall be paid a cash fee of Fifty Dollars ($50)
for  every  occasion  they  act  pursuant  to  the  Irrevocable  Transfer  Agent
Instructions.  The  Company  shall not change its  transfer  agent  without  the express written  consent of the Buyer(s),  which may be withheld by the Buyer(s)

                                       14

in its sole discretion. Prior to registration of the Conversion Shares under the
Securities  Act,  all  such  certificates  shall  bear  the  restrictive  legend specified  in Section  2(g) of this  Agreement.  The  Company  warrants  that no instruction other than the Irrevocable  Transfer Agent Instructions  referred to in this Section 5, and stop transfer instructions to give effect to Section 2(g)
hereof  (in the case of the  Conversion  Shares  prior to  registration  of such shares  under the  Securities  Act) will be given by the Company to its transfer agent and that the Conversion  Shares shall otherwise be freely  transferable on the books and  records  of the  Company as and to the  extent  provided  in this
Agreement  and the  Investor  Registration  Rights  Agreement.  Nothing  in this
Section 5 shall  affect in any way the  Buyer's  obligations  and  agreement  to comply with all applicable  securities laws upon resale of Conversion Shares. If the  Buyer(s)  provides  the  Company  with an  opinion of  counsel,  reasonably satisfactory to the Company, in form, scope and substance customary for opinions of counsel in  comparable  transactions  to the effect  that  registration  of a resale by the Buyer(s) of any of the Conversion Shares is not required under the
Securities  Act, the Company  shall within two (2)  business  days  instruct its transfer  agent  to  issue  one or more  certificates  in such  name and in such denominations as specified by the Buyer. The Company  acknowledges that a breach by it of its obligations  hereunder will cause  irreparable harm to the Buyer by vitiating  the  intent  and  purpose  of the  transaction  contemplated  hereby.
Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations  under this Section 5 will be inadequate and agrees, in the event of a breach or threatened  breach by the Company of the  provisions of this Section
5, that the  Buyer(s)  shall be  entitled,  in addition  to all other  available remedies,  to an  injunction  restraining  any  breach and  requiring  immediate issuance  and  transfer,  without the  necessity  of showing  economic  loss and without any bond or other security being required.

     6.   CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL.

     The obligation of the Company  hereunder to issue and sell the  Convertible
Debentures to the Buyer(s) at the Closings is subject to the satisfaction, at or before the Closing  Dates,  of each of the following  conditions,  provided that these  conditions  are for the  Company's  sole benefit and may be waived by the
Company at any time in its sole  discretion:  (a) Each Buyer shall have executed the Transaction Documents and delivered them to the Company.

               (b) The  Buyer(s)  shall have  delivered  to the Escrow Agent the
Purchase  Price for  Convertible  Debentures in respective  amounts as set forth next to each Buyer as  outlined  on  Schedule  I attached  hereto and the Escrow
Agent shall have  delivered  the net proceeds to the Company by wire transfer of immediately  available U.S. funds pursuant to the wire instructions  provided by the Company.

               (c) The  representations  and warranties of the Buyer(s) shall be true and correct in all material respects as of the date when made and as of the
Closing  Dates as  though  made at that time  (except  for  representations  and warranties  that  speak as of a  specific  date),  and the  Buyer(s)  shall have performed,  satisfied and complied in all material  respects with the covenants, agreements and conditions required by this Agreement to be performed,  satisfied or complied with by the Buyer(s) at or prior to the Closing Dates.

                                       15

     7.   CONDITIONS TO THE BUYER'S OBLIGATION TO PURCHASE.

               (a) The  obligation  of the  Buyer(s)  hereunder  to purchase the
Convertible  Debentures at the First Closing is subject to the satisfaction,  at or before the First Closing Date, of each of the following conditions:

                   (i)   The  Company  shall  have   executed  the   Transaction
Documents and delivered the same to the Buyer(s).

                   (ii)  The Common Stock shall be  authorized  for quotation on the OTCBB and trading in the Common Stock shall not have been  suspended for any reason.

                   (iii) The representations and warranties of the Company shall be true and correct in all material  respects  (except to the extent that any of such  representations  and warranties is already  qualified as to materiality in
Section 3 above, in which case,  such  representations  and warranties  shall be true and correct without further  qualification) as of the date when made and as
of  the  First   Closing   Date  as  though  made  at  that  time   (except  for
representations and warranties that speak as of a specific date) and the Company shall have performed,  satisfied and complied in all material  respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the First Closing Date.
If requested by the Buyer, the Buyer shall have received a certificate, executed by the  President of the Company,  dated as of the First  Closing  Date,  to the foregoing effect and as to such other matters as may be reasonably  requested by the Buyer including,  without  limitation an update as of the First Closing Date regarding the representation contained in Section 3(c) above.

                   (iv)  The Company  shall have  executed and  delivered to the
Buyer(s) the Convertible Debentures as set forth herein.

                   (v)   The Buyer(s)  shall have received an opinion of counsel
to the Company in a form satisfactory to the Buyer(s).

                   (vi)  The  Company  shall  have  provided  to the  Buyer(s) a certificate of good standing from the Secretary of State of Delaware.

                   (vii) The Company shall have filed a form UCC-1 or such other forms as may be required to perfect the Buyer's interest in the Pledged Property as detailed in the Security  Agreement  dated the date hereof and provided proof of such filing to the Buyer(s).

                   (viii)The  Company  shall  have  provided  to  the  Buyer  an acknowledgement, to the reasonable satisfaction of the Buyer, from the Company's independent  certified  public  accountants  as to its  ability to  provide  all consents  required in order to file a registration  statement in connection with this transaction.

                   (ix)  The Company shall have  reserved out of its  authorized and unissued Common Stock, solely for the purpose of effecting the conversion of the Convertible  Debentures,  shares of Common Stock to effect the conversion of all of the Conversion Shares then outstanding.

                                       16

                   (x)   The Irrevocable  Transfer Agent  Instructions,  in form
and substance reasonably satisfactory to the Buyer, shall have been delivered to and acknowledged in writing by the Company's transfer agent.

               (b) The  obligation  of the  Buyer(s)  hereunder  to  accept  the
Convertible Debentures at the Second Closing is subject to the satisfaction,  at or before the Second Closing Date, of each of the following conditions:

                   (i)   The Common Stock shall be  authorized  for quotation on
the OTCBB and trading in the Common Stock shall not have been  suspended for any reason.

                   (ii)  The representations and warranties of the Company shall be true and correct in all material  respects  (except to the extent that any of such  representations  and warranties is already  qualified as to materiality in
Section 3 above, in which case,  such  representations  and warranties  shall be true and correct without further  qualification) as of the date when made and as
of  the  Second   Closing   Date  as  though  made  at  that  time  (except  for
representations and warranties that speak as of a specific date) and the Company shall have performed,  satisfied and complied in all material  respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied  or  complied  with by the  Company at or prior to the Second  Closing
Date. If requested by the Buyer,  the Buyer shall have  received a  certificate, executed by two officers of the Company, dated as of the Second Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by the Buyer  including,  without  limitation an update as of the Second Closing
Date regarding the representation contained in Section 3(c) above.

                   (iii) The Company  shall have  executed and  delivered to the
Buyer(s) the Convertible Debentures as set forth herein.

                   (iv)  The Company shall have certified that all conditions to the  Second  Closing  have been  satisfied  and that the  Company  will file the
Registration Statement with the SEC in compliance with the rules and regulations promulgated by the SEC for filing thereof two (2) business days after the Second
Closing. If requested by the Buyer, the Buyer shall have received a certificate, executed by the two  officers  of the  Company,  dated as of the Second  Closing
Date, to the foregoing effect.

     8.   INDEMNIFICATION.

               (a) In  consideration  of the Buyer's  execution  and delivery of this  Agreement and  acquiring the  Convertible  Debentures  and the  Conversion
Shares  hereunder,  and in addition to all of the  Company's  other  obligations under this  Agreement,  the Company  shall defend,  protect,  indemnify and hold harmless the Buyer(s) and each other holder of the  Convertible  Debentures  and the Conversion Shares, and all of its officers, directors,  employees and agents
(including,   without   limitation,   those  retained  in  connection  with  the
transactions   contemplated  by  this  Agreement)   (collectively,   the  "BUYER
INDEMNITEES")  from and against any and all  actions,  causes of action,  suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection  therewith  (irrespective  of whether any such Buyer  Indemnitee is a party  to the  action  for  which  indemnification  hereunder  is  sought),  and
including  reasonable   attorneys'  fees  and  disbursements  (the  "INDEMNIFIED
LIABILITIES"),  reasonably incurred by the Buyer Indemnitees or any of them as a

                                       17

result of, or arising out of, or relating to (a) any misrepresentation or breach of any  representation  or warranty made by the Company in this  Agreement,  the
Convertible  Debentures  or the Investor  Registration  Rights  Agreement or any
other certificate,  instrument or document  contemplated hereby or thereby,  (b)
any breach of any covenant,  agreement or obligation of the Company contained in this  Agreement,  or the  Investor  Registration  Rights  Agreement or any other certificate,  instrument or document  contemplated hereby or thereby, or (c) any cause of action, suit or claim brought or made against such Buyer Indemnitee and arising  out of or  resulting  from  the  execution,  delivery,  performance  or enforcement  of this  Agreement or any other  instrument,  document or agreement executed  pursuant hereto by any of the parties  hereto.  To the extent that the foregoing  undertaking by the Company may be unenforceable  for any reason,  the
Company shall make the maximum  contribution to the payment and  satisfaction of each of the Indemnified Liabilities, which is permissible under applicable law.

               (b) In consideration  of the Company's  execution and delivery of this Agreement,  and in addition to all of the Buyer's other  obligations  under this Agreement, the Buyer shall defend, protect, indemnify and hold harmless the
Company and all of its officers,  directors,  employees  and agents  (including,
without   limitation,   those  retained  in  connection  with  the  transactions
contemplated by this Agreement)  (collectively,  the "COMPANY INDEMNITEES") from and against any and all Indemnified  Liabilities  incurred by the Indemnitees or any of  them  as a  result  of,  or  arising  out  of,  or  relating  to (a) any misrepresentation  or  breach  of any  representation  or  warranty  made by the
Buyer(s) in this  Agreement,  the Investor's  Registration  Rights  Agreement or
instrument or document contemplated hereby or thereby executed by the Buyer, (b)
any breach of any covenant, agreement or obligation of the Buyer(s) contained in this  Agreement,  the  Investor  Registration  Rights  Agreement  or  any  other certificate,  instrument or document  contemplated hereby or thereby executed by the Buyer,  or (c) any cause of action,  suit or claim  brought or made  against such  Company  Indemnitee  based  on  material  misrepresentations  or  due to a material  breach and arising out of or resulting from the  execution,  delivery, performance or enforcement of this Agreement,  the Investor  Registration Rights
Agreement  or any other  instrument,  document or  agreement  executed  pursuant hereto  by  any  of  the  parties  hereto.  To the  extent  that  the  foregoing undertaking by each Buyer may be unenforceable for any reason,  each Buyer shall make the maximum  contribution  to the payment and  satisfaction  of each of the
Indemnified Liabilities, which is permissible under applicable law.

     9.   GOVERNING LAW: MISCELLANEOUS.

               (a)  GOVERNING  LAW.  This  Agreement  shall be  governed  by and interpreted in accordance with the laws of the State of Delaware  without regard to the principles of conflict of laws. The parties further agree that any action between them shall be heard in Hudson County,  New Jersey, and expressly consent to the  jurisdiction  and venue of the Superior Court of New Jersey,  sitting in
Hudson  County and the United  States  District  Court for the  District  of New
Jersey sitting in Newark,  New Jersey for the  adjudication  of any civil action asserted pursuant to this Paragraph.

               (b)  COUNTERPARTS.  This Agreement may be executed in two or more identical  counterparts,  all of  which  shall  be  considered  one and the same agreement and shall become effective when  counterparts have been signed by each

                                       18

party and  delivered  to the other  party.  In the event any  signature  page is delivered  by  facsimile  transmission,  the party  using such means of delivery shall  cause  four  (4)  additional  original  executed  signature  pages  to be physically  delivered to the other party  within five (5) days of the  execution and delivery hereof.

               (c) HEADINGS.  The headings of this Agreement are for convenience of reference and shall not form part of, or affect the  interpretation  of, this
Agreement.

               (d)  SEVERABILITY.  If any provision of this  Agreement  shall be
invalid   or   unenforceable   in   any   jurisdiction,   such   invalidity   or
unenforceability  shall  not  affect  the  validity  or  enforceability  of  the
remainder  of  this   Agreement  in  that   jurisdiction   or  the  validity  or
enforceability of any provision of this Agreement in any other jurisdiction.

               (e) ENTIRE AGREEMENT,  AMENDMENTS.  This Agreement supersedes all other prior oral or written agreements between the Buyer(s),  the Company, their affiliates  and  persons  acting on their  behalf  with  respect to the  matters discussed  herein,  and this  Agreement and the  instruments  referenced  herein contain  the entire  understanding  of the parties  with  respect to the matters covered  herein and therein  and,  except as  specifically  set forth  herein or therein,  neither the Company nor any Buyer makes any representation,  warranty, covenant or  undertaking  with  respect to such  matters.  No  provision of this
Agreement may be waived or amended other than by an instrument in writing signed by the party to be charged with enforcement.

               (f)  NOTICES.   Any   notices,   consents,   waivers,   or  other
communications  required  or  permitted  to be  given  under  the  terms of this
Agreement  must be in writing and will be deemed to have been delivered (i) upon receipt, when delivered personally; (ii) upon confirmation of receipt, when sent by  facsimile;  (iii)  three (3) days after being sent by U.S.  certified  mail, return  receipt  requested,  or (iv) one (1) day after deposit with a nationally recognized  overnight  delivery service,  in each case properly addressed to the party to  receive  the  same.  The  addresses  and  facsimile  numbers  for such communications shall be:

If to the Company, to:         CepTor Corporation
                               200 International Circle - Suite 5100
                               Hunt Valley, MD 21030
                               Attention:  Donald W. Fallon
                               Telephone:  (410) 527-9998
                               Facsimile:  (410) 527-9867

With a copy to:                Olshan Grundman Frome Rosenzweig & Wolosky LLP
                               Park Avenue Tower
                               65 East 55th Street
                               New York, NY 10022
                               Attention:  Harvey J. Kesner, Esq.
                               Telephone:  (212) 451-2259
                               Facsimile:  (212) 451-2222

                                       19

     If to the Buyer(s), to its address and facsimile number on Schedule I, with copies to the  Buyer's  counsel as set forth on  Schedule  I. Each  party  shall provide five (5) days' prior written  notice to the other party of any change in address or facsimile number.

               (g) SUCCESSORS AND ASSIGNS.  This Agreement shall be binding upon and inure to the  benefit of the  parties and their  respective  successors  and assigns.  Neither the Company nor any Buyer shall  assign this  Agreement or any rights or obligations  hereunder  without the prior written consent of the other party hereto.

               (h) NO THIRD PARTY BENEFICIARIES.  This Agreement is intended for the benefit of the parties hereto and their respective  permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

               (i) SURVIVAL.  Unless this Agreement is terminated  under Section
9(l),  the  representations  and  warranties  of the  Company  and the  Buyer(s)
contained  in  Sections  2 and 3, the  agreements  and  covenants  set  forth in
Sections 4, 5 and 9, and the indemnification  provisions set forth in Section 8, shall  survive the Closing for a period of two (2) years  following  the date on which the  Convertible  Debentures  are converted in full. The Buyer(s) shall be responsible  only  for  its  own  representations,  warranties,  agreements  and covenants hereunder.

               (j) PUBLICITY.  The Company and the Buyer(s) shall have the right to approve, before issuance any press release or any other public statement with respect to the  transactions  contemplated  hereby made by any party;  provided, however,  that the Company shall be entitled,  without the prior approval of the
Buyer(s),  to issue any press release or other public disclosure with respect to such  transactions  required  under  applicable  securities  or  other  laws  or regulations  (the  Company  shall use its  reasonable  efforts  to  consult  the
Buyer(s) in connection  with any such press  release or other public  disclosure prior to its release and  Buyer(s)  shall be provided  with a copy  thereof upon release thereof).

               (k) FURTHER ASSURANCES. Each party shall do and perform, or cause to be done and  performed,  all such further acts and things,  and shall execute and deliver all such other agreements, certificates,  instruments and documents, as the other party may  reasonably  request in order to carry out the intent and
accomplish  the  purposes  of  this  Agreement  and  the   consummation  of  the
transactions contemplated hereby.

               (l)  TERMINATION.  In the event that the  Closing  shall not have occurred with respect to the Buyers on or before five (5) business days from the date  hereof  due to the  Company's  or  the  Buyer's  failure  to  satisfy  the conditions  set forth in Sections 6 and 7 above (and the  non-breaching  party's failure to waive such unsatisfied  condition(s)),  the non-breaching party shall have the option to terminate this Agreement with respect to such breaching party at the close of  business  on such date  without  liability  of any party to any other party.

               (m) NO STRICT  CONSTRUCTION.  The language used in this Agreement will be deemed to be the language  chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

                    [REMAINDER PAGE INTENTIONALLY LEFT BLANK]

                                       20

     IN WITNESS WHEREOF,  the Buyers and the Company have caused this Securities
Purchase Agreement to be duly executed as of the date first written above.

                                           COMPANY:
                                           CEPTOR CORPORATION

                                           By:    /s/ William Pursley
                                              ----------------------------------
                                           Name:  William Pursley
                                           Title: Chief Executive Officer

                                           CORNELL CAPITAL PARTNERS, LP

                                           By:  Yorkville Advisors, LLC
                                           Its: General Partner

                                           By: /s/ Mark Angelo
                                               ---------------------------------
                                           Name: Mark Angelo
                                           Its:  President and Portfolio Manager

                                       21

                                   SCHEDULE I

                               SCHEDULE OF BUYERS

                                                                           Address/Facsimile           Amount of
          Name                           Signature                          Number of Buyer           Subscription
----------------------------       -----------------------------    ------------------------------    ------------
Cornell Capital Partners, LP       By:   Yorkville Advisors, LLC    101 Hudson Street - Suite 3700    $2,000,000
                                   Its:  General Partner            Jersey City, NJ  07303
                                                                    Facsimile:   (201) 985-8266

                                   By:
                                      -----------------------
                                   Name: Mark Angelo
                                   Its:  Portfolio Manager

With a copy to:                    David Gonzalez, Esq.             101 Hudson Street - Suite 3700
                                                                    Jersey City, NJ 07302
                                                                    Facsimile:   (201)985-8266

                               DISCLOSURE SCHEDULE

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